PARADIGM
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Date:                October 23, 1997

To:                  Mike Gulett
From:                Dennis McDonald
Subject:             Transition Plan/Employment Agreement
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Paradigm will exercise its right as noted in my offer letter (attached) to end its at will employment agreement with me effective November 2, 1997.
                                                   ----------------

/ / It is agreed that the severance arrangement will be modified as follows: I will be paid a total of $69,120.00 in bi-weekly increments of $3,230.77 starting November 3, 1997 for the first 21 pay periods and $1,273.83 for the last (22nd) pay period.

/ / All current medical insurance programs will remain in effect during this period with normal employee payroll deductions being paid by me for my spouses medical coverage.

CONSULTING SERVICES:

It is agreed that I will be available for up to 30 hours of consulting services a month. I will be compensated for this commitment by allowing my current stock options to continue to vest during this period. Either party may cancel this arrangement with two weeks written notice.



Signed:      /s/Dennis McDonald (10/30/97)
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             Dennis McDonald



Signed:      /s/Mike Gulett
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             Mike Gulett